UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 13, 2017
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Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)
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Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada 89169
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth under Proposal 1 and Proposal 5 in Item 5.07 is incorporated herein by reference.

Item 5.07.	Submission of Matters t a Vote of Security Holders.

At the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Boyd Gaming Corporation (the “Company”), held on April 13, 2017, the following proposals were voted on by the Company's stockholders, as set forth below:

Proposal 1.	Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
John R. Bailey	99,282,475	856,320	8,413,083
Robert L. Boughner	95,379,931	4,758,864	8,413,083
William R. Boyd	95,408,509	4,730,286	8,413,083
William S. Boyd	97,711,843	2,426,952	8,413,083
Richard E. Flaherty	99,280,784	858,011	8,413,083
Marianne Boyd Johnson	97,683,727	2,455,068	8,413,083
Keith E. Smith	99,264,428	874,367	8,413,083
Christine J. Spadafor	99,277,585	861,210	8,413,083
Peter M. Thomas	99,257,970	880,825	8,413,083
Paul W. Whetsell	99,415,318	723,477	8,413,083
Veronica J. Wilson	99,516,059	622,736	8,413,083

Each of the director nominees was elected to serve as a director until the 2018 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Proposal 2.	Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain
108,057,884	468,896	25,098

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified.

Proposal 3.	Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
98,468,799	1,432,258	237,738	8,413,083

The compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, was approved, on an advisory basis.

Proposal 4.	An Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
34,425,085	299,654	65,230,424	183,632	8,413,083

The option of holding the advisory vote on executive compensation every three (3) years was approved, on an advisory basis, by a majority of the votes cast on the proposal.

Consistent with the stated preference of a majority of the Company’s stockholders, the Board of Directors determined that it will include an advisory stockholder vote on executive compensation in its proxy materials every three (3) years until the next advisory vote on the frequency of stockholder votes on executive compensation, which is required to occur no later than the Company’s 2023 Annual Meeting of Stockholders.

Proposal 5.	Re-approval of the Material Terms of the Company's 2012 Stock Incentive Plan for Purposes of Sction 162(m) of the Internal Revenue Code.

Votes For	Votes Against	Abstain	Broker Non-Votes
99,452,686	582,777	103,332	8,413,083
The material terms of the Company’s 2012 Stock Incentive Plan (the “Stock Incentive Plan”) were re-approved. The Company’s Board of Directors and the Company’s stockholders had previously approved the Stock Incentive Plan in 2012, and the Company’s stockholders were asked to re-approve the material terms of the Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”) so that the Company could retain the flexibility to grant awards under the Stock Incentive Plan that may be exempt from the $1.0 million deduction limitation under Section 162(m).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 19, 2017	Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer